EXHIBIT 10.13

                                 Promissory Note

U.S. $ 350,000

San Diego California Date: April 25, 2006

FOR VALUE RECEIVED: National Healthcare Technology Inc (Borrower) of 1660 Union Street, San Diego, CA 92101.

severally, promise to pay to the order of Camden Holdings Inc. (Maker) the sum of Three Hundred and Fifty Thousand Dollars Dollars ($350,000) for short term bridge financing.

Lender and Borrower acknowledge that the Borrower has received partial payment of the Note at this time and at Borrowers discretion, will draw down the full balance of the Note as required.

                                       Note Due:   August 25, 2006
                                       Payable to: Camden Holdings Inc.
                                                   9595 Wilshire Blvd, Suite 510
                                                   Beverly Hills, CA 90212

or at such other address as note holder may designate. Presentment, notice of dishonor, and protest are hereby waived. If this notice is not paid when due, I/we agree to pay all reasonable costs of collection, including attorney's fees.

Ross Lyndon -James April 25, 2006 President, CEO
National Healthcare Technology Inc.


                                       /s/ Ross Lyndon -James
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